POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 20, 2012 TO THE PROSPECTUS
DATED MARCH 1, 2012 OF:

PowerShares KBW Bank Portfolio
PowerShares KBW Regional Banking Portfolio
PowerShares KBW Capital Markets Portfolio
PowerShares KBW Insurance Portfolio
PowerShares KBW Premium Yield Equity REIT Portfolio
PowerShares KBW High Dividend Yield Financial Portfolio
PowerShares KBW International Financial Portfolio
PowerShares KBW Property & Casualty Insurance Portfolio
PowerShares S&P 500® High Beta Portfolio
PowerShares S&P 500® Low Volatility Portfolio
PowerShares S&P International Developed Low Volatility Portfolio
PowerShares S&P Emerging Markets Low Volatility Portfolio
PowerShares S&P International Developed High Beta Portfolio
PowerShares S&P Emerging Markets High Beta Portfolio

•  Effective immediately, on page 41, the fourth sentence of the first paragraph in the section titled "PowerShares S&P 500® High Beta Portfolio—Summary Information—Principal Investment Strategies" is deleted and replaced with the following:

Beta is a measure of relative risk and is the slope of regression.

•  Effective immediately, on page 59, the sixth sentence of the first paragraph in the section titled "PowerShares S&P International Developed High Beta Portfolio—Summary Information—Principal Investment Strategies" is deleted and replaced with the following:

Beta is a measure of relative risk and is the slope of regression.

•  Effective immediately, on page 64, the sixth sentence of the first paragraph in the section titled "PowerShares S&P Emerging Markets High Beta Portfolio—Summary Information—Principal Investment Strategies" is deleted and replaced with the following:

Beta is a measure of relative risk and is the slope of regression.

Please Retain This Supplement For Future Reference.

P-PS-PRO-12 SUP-1 042012